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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2001


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                          SAN JUAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in the San Juan
                         Basin Royalty Trust Indenture)


           TEXAS                        1-8032                  75-6279898
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

       BANK ONE, NA
     CORPORATE TRUST                                              76113
        DEPARTMENT                                             (Zip code)
      P.O. BOX 2604
    FORT WORTH, TEXAS
  (Address of principal
    executive offices)


       Registrant's telephone number, including area code: (817) 884-4630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (A) In a letter dated July 12, 2001, Bank One, NA, Trustee (the "Trustee") of the San Juan Basin Royalty Trust (the "Trust"), notified Deloitte & Touche LLP ("DT") of its decision to dismiss DT as the Trust's independent auditors, effective July 12, 2001.

         (B) DT's reports on the Trust's consolidated financial statements for the two fiscal years ended December 31, 1999 and December 31, 2000, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         (C) The Trustee recommended and approved DT's dismissal, as the Trust does not have a Board of Directors.

         (D) During the Trust's two fiscal years ended December 31, 2000 and through July 12, 2001, there were no disagreements with DT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of DT, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

         (E) During the Trust's two fiscal years ended December 31, 2000 and through July 12, 2001, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs
(a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

         (F) The Trust has requested that DT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 17, 2001, is attached hereto as Exhibit 16.

         (G) On July 12, 2001, Bank One, NA, Trustee (the "Trustee") of the San Juan Basin Royalty Trust (the "Trust") engaged Weaver and Tidwell, L.L.P. ("W&T") as the Trust's independent auditors. The decision to engage W&T was made by the Trustee, as the Trust does not have a Board of Directors. During the two fiscal years ended December 31, 2000 and through July 12, 2001, neither the Trust nor anyone on its behalf consulted W&T regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements, nor did W&T provide to the Trust a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a "disagreement," as such term is defined in Item 304(a)(1)(iv), or a Reportable Event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

    16   -    Letter, dated July 17, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANK ONE, NA
                                    TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST



                                    By: /s/ Lee Ann Anderson
                                        ---------------------------------------
                                        Lee Ann Anderson
                                        Vice President


Date: July 17, 2001


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  16   -    Letter, dated July 17, 2001.